SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                January 23, 2006

                                SUN BANCORP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


       New Jersey                     0-20957                     52-1382541
----------------------------       --------------                -------------
(State or other jurisdiction       (SEC File No.)                (IRS Employer
     of incorporation)                                           Identification
                                                                    Number)

226 Landis Avenue, Vineland, New Jersey                              08360
---------------------------------------                              -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (856) 691-7700
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

          |_|  Written communications  pursuant to Rule 425 under the Securities
               Act

          |_|  Soliciting  material  pursuant to Rule 14a-12  under the Exchange
               Act

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

                                SUN BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

                       Section 2 - Financial Information.

Item 2.02.  Results of Operation and Financial Condition.

         On January 23, 2006, the Registrant issued a press release to report earnings for the quarter ended December 31, 2005. A copy of the press release is furnished with this Form 8-K as Exhibit 99 and incorporated herein by reference.

                 Section 9 - Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

         (c)Exhibits:

                  Exhibit 99 - Press Release dated January 23, 2006
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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             SUN BANCORP, INC.



Date: January 23, 2006                       By:    /s/ Dan A. Chila
                                                    ----------------------------
                                                    Dan A. Chila
                                                    Executive Vice President and
                                                    Chief Financial Officer